UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: October 8, 2009
(Date of Earliest Event Reported): (October 8, 2009)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017

(Address of Principal Executive Offices)	(Zip Code)
(212) 527-4000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX

Item 8.01. Other Events.
As previously disclosed, in connection with the consummation of Revlon, Inc.’s (“Revlon”) exchange offer (the “Exchange Offer”) in which each issued and outstanding share of Revlon Class A common stock, par value $0.01 per share (the “Class A Common Stock”), was exchangeable on a one-for-one basis for a newly-issued series of Revlon preferred stock, par value $0.01 per share (the “Series A Preferred Stock”), Revlon Consumer Products Corporation, Revlon’s wholly owned operating subsidiary (“RCPC”) entered into the Amended and Restated Amendment No. 2 to the Senior Subordinated Term Loan Agreement (the “Loan Amendment”) with MacAndrews & Forbes Holdings Inc. (“MacAndrews & Forbes”). Pursuant to the Loan Amendment, the terms of the Senior Subordinated Term Loan between MacAndrews & Forbes and RCPC were amended to extend the maturity date of the portion of such loan not contributed by MacAndrews & Forbes to Revlon in connection with the Exchange Offer from August 2010 to October 2014, and the interest rate for such portion of the loan was changed from 11% to 12% per annum. Effective upon the consummation of the Exchange Offer, the maturity date of the portion of the Senior Subordinated Term Loan between MacAndrews & Forbes and RCPC contributed to Revlon in connection with the consummation of the Exchange Offer was extended from August 2010 to October 2013 and the interest rate for such portion of the loan was changed from 11% to 12.75%.
Revlon issued a press release (the “Press Release”) on October 8, 2009 announcing that the Exchange Offer was consummated on October 8, 2009. Upon consummation of the Exchange Offer on October 8, 2009, the Loan Amendment became effective.
A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1
Press Release of Revlon, Inc., dated October 8, 2009 (incorporated by reference to Exhibit (a)(5)(M) to Amendment No. 8 to the Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO filed by Revlon, Inc. with the U.S. Securities and Exchange Commission on October 8, 2009).

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION
By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human Resources, Chief Legal Officer and General Counsel

Date: October 8, 2009

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EXHIBIT INDEX

Exhibit No.	Description

99.1
Press Release of Revlon, Inc., dated October 8, 2009 (incorporated by reference to Exhibit (a)(5)(M) to Amendment No. 8 to the Tender Offer Statement and Schedule 13E-3 Transaction Statement on Schedule TO filed by Revlon, Inc. with the U.S. Securities and Exchange Commission on October 8, 2009).

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